UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07502

BNY Mellon International Securities Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2022

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Emerging Markets Securities Fund

ANNUAL REPORT May 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2021, through May 31, 2022, as provided by Portfolio Manager Julianne D. McHugh of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended May 31, 2022, the BNY Mellon Emerging Markets Securities Fund’s (the “fund”) Class A shares produced a total return of −14.34%, Class C shares returned −15.01%, Class I shares returned −14.16% and Class Y shares returned −14.09%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), had a −19.83% total return for the same period.2

Emerging markets lost ground during the reporting period under pressure from slowing Chinese economic growth, increasing inflation and uncertainties related to Russia’s invasion of Ukraine. The fund outperformed the Index, primarily due to security selection in the consumer discretionary sector and in China.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stock of companies organized, or with a majority of assets or business, in emerging-markets countries. In selecting stocks, the fund’s portfolio manager identifies potential investments through extensive quantitative and fundamental research, using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on value, business health and business momentum. The fund considers emerging-markets countries to be generally all countries represented by the Index.

China Slowdown, Inflation and Russian Invasion Drive Markets Lower

Emerging-markets equities broadly lost ground during the first half of the reporting period, primarily due to declines in the massive Chinese market. Chinese stock prices contracted as the country’s economic growth slowed under pressure from intrusive government regulation in several key sectors, isolated but troubling waves of COVID-19 infections, rising commodity prices, supply-chain disruptions and financial turmoil in the Chinese real estate sector. Although some emerging markets—including those of India and the oil-rich United Arab Emirates (UAE)—continued to rise, Asian markets broadly declined due to their economic links with China, dragging the overall Index lower. Increasing inflationary pressures also played a role late in the year, with the U.S. Federal Reserve signaling its intention to soon begin tapering its asset-purchasing program, possibly to be followed in 2022 with interest-rate hikes. Concerns regarding possible reductions in central bank monetary support in the face of rising, global inflationary pressures undermined investor sentiment.

Inflationary forces were exacerbated by the Russian invasion of Ukraine in early 2022. As the largest land war in Europe since World War II continued with no sign of an early resolution, European markets began contemplating the possibility of reduced or curtailed oil and natural gas exports from Russia, a leading source of energy commodities to the continent. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals and industrial metals. These conditions supported equity prices among commodity exporting countries, such as Brazil and Persian Gulf oil producers; however, most emerging-

nations stocks continued to lose ground in the face of rising inflation and geopolitical instability. In China, the economic slowdown showed few signs of improvement, as clusters of COVID-19 outbreaks led to widespread, total lockdowns in Shanghai and other areas throughout the country. As a result, supply-chain bottlenecks worsened, and Chinese manufacturing and services contracted for the first time since the height of the pandemic.

Selection and Allocations Undermine Fund Performance

The fund’s performance relative to the Index benefited from strong stock selection in the consumer discretionary sector, despite the sector’s weak returns on an absolute basis. Overweight exposure to Taiwanese e-commerce services company momo.com bolstered relative returns as the company’s rising e-commerce penetration, well-established infrastructure and reliable sourcing capabilities drove margin expansion and free-cash-flow generation. Positioning in China also helped relative returns, largely due to strong individual stock selections. Within consumer discretionary, the fund limited exposure to digital retailing and services provider Alibaba Group Holdings, which continued to be pressured by concerns over earning uncertainties, and focused instead on names benefiting from strong demand cycles such as Haier Smart Home. In health care, the fund held China Resources Sanjiu Medical & Pharmaceutical, the largest manufacturer of non-prescription drugs in China, which saw strong, underlying over-the-counter demand augmented by policy announcements during the period that supported traditional Chinese medicine development. Underweight exposure to Chinese consumer discretionary companies also contributed positively to relative returns.

On the negative side, disappointing stock selections and an underweight position in the financials sector detracted most from the fund’s performance relative to the Index. Underweight exposure proved negative in a sector seen as positively leveraged to rising rates. From a selection perspective, returns suffered due to holdings in Russian state-owned banking and financial services company Sberbank, which lost value following the rollout of Western sanctions and banning of the company’s access to the Swift payments system. An underweight position and weak stock selection in India further hampered relative returns. Specifically, lack of exposure to Indian energy companies at a time of rising crude oil prices hurt performance, as did holdings of auto parts manufacturer Motherson Sumi Wiring India, which was pressured by rising-cost headwinds.

Focusing on Stock Selection in an Uncertain Environment

Increasing inflation, rising interest rates and the unsettled geopolitical environment are likely to continue presenting emerging-markets investors with challenges as well as opportunities. We remain committed to the fund’s bottom-up stock selection approach as a method of controlling risks and increasing prospects for capital appreciation, while delivering on the diversification potential of emerging-markets investing. In constructing the portfolio, we look for stocks experiencing positive momentum drivers in the form of positive earnings revisions and trends, attractive valuations, and strong quality characteristics. As of May 31, 2022, we are finding relatively attractive investment dynamics in the health care and energy

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

sectors, while remaining cautious on more consumer-facing sectors such as consumer staples, information technology and consumer discretionary.

June 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

From time to time, the fund’s investments may be concentrated in issuers located in China and, therefore, at such times, the fund may be particularly exposed to the economy, industries, securities and currency markets of China, which may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. China’s economy may be dependent on the economies of other Asian countries, many of which are developing countries. Each of these risks could increase the fund’s volatility.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Emerging Markets Securities Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Emerging Markets Securities Fund on 5/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index, unlike the fund, is a free float‐adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Emerging Markets Securities Fund with a hypothetical investment of $1,000,000 in the MSCI Emerging Markets Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $1,000,000 investment made in Class Y shares of BNY Mellon Emerging Markets Securities Fund on 5/31/12 to a $1,000,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index, unlike the fund, is a free float‐adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/2022
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/28/96	-19.28%	1.17%	2.67%
without sales charge	6/28/96	-14.34%	2.38%	3.28%
Class C shares
with applicable redemption charge†	11/15/02	-15.84%	1.59%	2.49%
without redemption	11/15/02	-15.01%	1.59%	2.49%
Class I shares	11/15/02	-14.16%	2.61%	3.53%
Class Y shares	7/1/13	-14.09%	2.70%	3.69%††
MSCI Emerging Markets Index		-19.83%	3.80%	4.17%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Emerging Markets Securities Fund from December 1, 2021 to May 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.54	$12.17	$7.32	$7.32
Ending value (after expenses)	$956.50	$952.00	$957.00	$957.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.80	$12.54	$7.54	$7.54
Ending value (after expenses)	$1,016.21	$1,012.47	$1,017.45	$1,017.45
†

Expenses are equal to the fund’s annualized expense ratio of 1.75% for Class A, 2.50% for Class C, 1.50% for Class I and 1.50% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2022

Description	Shares		Value ($)
Common Stocks - 97.5%
Brazil - 7.7%
Cia de Saneamento de Minas Gerais-COPASA	227,300		639,446
Minerva	288,600		860,477
Petroleo Brasileiro, ADR	264,169		3,666,666
			5,166,589
Chile - .5%
Cencosud	217,525		348,682
China - 27.8%
Agricultural Bank of China, Cl. H	2,136,000		811,542
Bank of Communications, Cl. H	1,336,000		910,634
China CITIC Bank, Cl. H	2,135,000		1,031,013
China Construction Bank, Cl. H	3,332,399		2,478,973
China Galaxy Securities, Cl. H	1,407,000		775,846
China Resources Sanjiu Medical & Pharmaceutical, Cl. A	343,100	[a]	2,260,429
China Shenhua Energy, Cl. H	327,500		1,088,486
Cosco Shipping Holdings, Cl. H	663,100		1,173,031
Greentown China Holdings	171,000		295,885
Haier Smart Home, CI. H	143,000	[a]	505,163
Huatai Securities, Cl. H	261,800	[a,b]	366,066
Industrial & Commercial Bank of China, Cl. H	1,120,000		671,995
Industrial Bank, Cl. A	153,900		454,774
Lenovo Group	712,000		697,958
Maanshan Iron & Steel, Cl. H	2,056,000		783,590
NetDragon Websoft Holdings	250,000		499,438
NetEase, ADR	7,788		807,849
PICC Property & Casualty, Cl. H	334,000		324,013
Shanghai International Port Group, Cl. A	810,100	[a]	759,792
Shanghai Pharmaceuticals Holding, Cl. H	435,900		709,598
Tencent Holdings	13,250		610,677
Zhongsheng Group Holdings	80,000		564,178
			18,580,930
Greece - .9%
OPAP	38,768		577,968
Hong Kong - 4.9%
Bosideng International Holdings	1,984,000		1,053,293
China Traditional Chinese Medicine Holdings	1,234,000		650,791
Sino Biopharmaceutical	1,378,000		767,336

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Hong Kong - 4.9% (continued)
SITC International Holdings	209,000		783,027
			3,254,447
India - 8.4%
Chennai Super Kings Cricket	5,440,206	[a,c]	0
GAIL India	442,072	[a]	838,400
Indus Towers	178,088		462,269
Mindtree	28,330		1,112,651
Motherson Sumi Wiring India	131,813	[a]	111,406
Power Grid Corporation of India	327,488		977,359
REC	267,777		410,662
Redington India	181,375	[a]	303,976
Tata Steel	52,127		709,080
Tech Mahindra	45,816		696,918
			5,622,721
Indonesia - .9%
Indofood Sukses Makmur	1,297,900		587,388
Philippines - 1.5%
International Container Terminal Services	243,860		1,005,926
Russia - .0%
Lukoil	8,554	[a,c]	0
Sberbank of Russia	299,483	[c]	0
X5 Retail Group, GDR	19,884	[c]	0
South Africa - 6.6%
Impala Platinum Holdings	48,623		664,229
MTN Group	140,710		1,516,626
MultiChoice Group	72,028		616,224
Sibanye Stillwater	498,095		1,614,642
			4,411,721
South Korea - 15.2%
DB Insurance	15,205		796,591
DGB Financial Group	78,439		551,235
Hana Financial Group	16,738		668,296
HMM	14,122		368,904
Hyundai Mobis	7,242		1,275,879
KB Financial Group	16,572		810,342
Kia Motors	32,517		2,247,617
Korea Investment Holdings	12,627		729,342
Osstem Implant	5,335		473,475
POSCO Holdings, ADR	13,212		759,954
Samsung Electronics	27,481		1,496,531
			10,178,166

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Taiwan - 18.2%
Chailease Holding	232,017		1,792,301
Evergreen Marine	183,000		880,773
Gigabyte Technology	127,000	[a]	493,639
International Games System	21,000	[a]	542,234
MediaTek	35,000		1,084,333
momo.com	43,700		1,253,072
Taiwan Semiconductor Manufacturing	292,638		5,611,378
Tong Hsing Electronic Industries	61,000	[a]	536,799
			12,194,529
Thailand - 2.7%
Advanced Info Service	216,500		1,372,348
Thanachart Capital	377,000		441,250
			1,813,598
Turkey - 1.5%
BIM Birlesik Magazalar	69,309		347,884
Eregli Demir ve Celik Fabrikalari	303,305		630,693
			978,577
Uruguay - .7%
Globant	2,669	[a]	505,802
Total Common Stocks (cost $54,118,371)			65,227,044

Exchange-Traded Funds - 1.7%
United States - 1.7%
iShares MSCI Emerging Markets ETF (cost $1,045,574)	26,381		1,124,886

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $189,414)	0.80	189,414	[d]	189,414
Total Investments (cost $55,353,359)		99.5%		66,541,344
Cash and Receivables (Net)		.5%		358,110
Net Assets		100.0%		66,899,454

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2022, these securities were valued at $366,066 or .55% of net assets.

c The fund held Level 3 securities at May 31, 2022. These securities were valued at $0 or .0% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	13.2
Semiconductors & Semiconductor Equipment	10.0
Materials	7.7
Transportation	7.4
Energy	7.1
Diversified Financials	6.1
Pharmaceuticals Biotechnology & Life Sciences	5.5
Automobiles & Components	5.4
Technology Hardware & Equipment	5.3
Telecommunication Services	5.0
Media & Entertainment	4.6
Utilities	3.7
Software & Services	3.5
Retailing	2.7
Consumer Durables & Apparel	2.3
Food, Beverage & Tobacco	2.2
Investment Companies	2.0
Health Care Equipment & Services	1.8
Insurance	1.7
Food & Staples Retailing	1.0
Consumer Services	.9
Real Estate	.4
99.5

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 5/31/2021	Purchases ($)†	Sales ($)	Value ($) 5/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	2,315,103	23,868,861	(25,994,550)	189,414	697
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	352,930	(352,930)	-	6	††
Total - .3%	2,315,103	24,221,791	(26,347,480)	189,414	703

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	55,163,945	66,351,930
Affiliated issuers	189,414	189,414
Cash denominated in foreign currency	292,297	298,568
Dividends receivable		421,695
Tax reclaim receivable—Note 1(b)		8,620
Receivable for shares of Common Stock subscribed		1,929
Prepaid expenses		34,502
		67,306,658
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		90,318
Payable for shares of Common Stock redeemed		213,083
Foreign capital gains tax payable—Note 1(b)		7,092
Directors’ fees and expenses payable		1,092
Other accrued expenses		95,619
		407,204
Net Assets ($)		66,899,454
Composition of Net Assets ($):
Paid-in capital		349,833,490
Total distributable earnings (loss)		(282,934,036)
Net Assets ($)		66,899,454

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	30,343,723	494,891	14,664,010	21,396,830
Shares Outstanding	2,759,342	46,056	1,296,059	1,943,428
Net Asset Value Per Share ($)	11.00	10.75	11.31	11.01

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2022

Investment Income ($):
Income:
Cash dividends (net of $421,758 foreign taxes withheld at source):
Unaffiliated issuers	3,875,326
Affiliated issuers	697
Income from securities lending—Note 1(c)	6
Total Income	3,876,029
Expenses:
Management fee—Note 3(a)	1,011,251
Shareholder servicing costs—Note 3(c)	210,349
Professional fees	159,936
Custodian fees—Note 3(c)	125,618
Registration fees	65,809
Chief Compliance Officer fees—Note 3(c)	18,393
Prospectus and shareholders’ reports	16,463
Distribution fees—Note 3(b)	4,838
Directors’ fees and expenses—Note 3(d)	4,735
Loan commitment fees—Note 2	1,467
Interest expense—Note 2	435
Miscellaneous	22,545
Total Expenses	1,641,839
Less—reduction in expenses due to undertaking—Note 3(a)	(331,666)
Net Expenses	1,310,173
Net Investment Income	2,565,856
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,491,490
Net realized gain (loss) on forward foreign currency exchange contracts	(327)
Net Realized Gain (Loss)	3,491,163
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(18,249,902)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	243
Net Change in Unrealized Appreciation (Depreciation)	(18,249,659)
Net Realized and Unrealized Gain (Loss) on Investments	(14,758,496)
Net (Decrease) in Net Assets Resulting from Operations	(12,192,640)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2022	2021
Operations ($):
Net investment income	2,565,856	938,607
Net realized gain (loss) on investments	3,491,163	6,463,687
Net change in unrealized appreciation (depreciation) on investments	(18,249,659)	25,781,568
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,192,640)	33,183,862
Distributions ($):
Distributions to shareholders:
Class A	(1,004,560)	-
Class C	(11,129)	-
Class I	(552,006)	(26,704)
Class Y	(832,386)	(63,546)
Total Distributions	(2,400,081)	(90,250)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,637,612	5,580,454
Class C	7,048	12,366
Class I	6,159,120	1,115,723
Class Y	442,268	4,826,041
Distributions reinvested:
Class A	935,223	-
Class C	10,807	-
Class I	548,134	26,512
Class Y	824,895	62,890
Cost of shares redeemed:
Class A	(5,927,861)	(10,450,115)
Class C	(381,826)	(891,561)
Class I	(8,551,802)	(3,566,876)
Class Y	(8,650,620)	(8,430,271)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(12,947,002)	(11,714,837)
Total Increase (Decrease) in Net Assets	(27,539,723)	21,378,775
Net Assets ($):
Beginning of Period	94,439,177	73,060,402
End of Period	66,899,454	94,439,177

	Year Ended May 31,
	2022	2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	133,388	458,594
Shares issued for distributions reinvested	76,470	-
Shares redeemed	(480,337)	(908,921)
Net Increase (Decrease) in Shares Outstanding	(270,479)	(450,327)
Class Ca
Shares sold	587	1,092
Shares issued for distributions reinvested	901	-
Shares redeemed	(30,985)	(78,560)
Net Increase (Decrease) in Shares Outstanding	(29,497)	(77,468)
Class I
Shares sold	494,369	92,081
Shares issued for distributions reinvested	43,607	2,219
Shares redeemed	(690,145)	(303,447)
Net Increase (Decrease) in Shares Outstanding	(152,169)	(209,147)
Class Y
Shares sold	37,706	387,571
Shares issued for distributions reinvested	67,448	5,408
Shares redeemed	(711,656)	(806,329)
Net Increase (Decrease) in Shares Outstanding	(606,502)	(413,350)

[a]	During the period ended May 31, 2021, 1,280 Class C shares representing $15,297 were automatically converted to 1,250 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.22	8.80	9.45	10.59	10.32
Investment Operations:
Net investment income[a]	.37	.11	.11	.07	.07
Net realized and unrealized gain (loss) on investments	(2.23)	4.31	(.65)	(1.18)	.31
Total from Investment Operations	(1.86)	4.42	(.54)	(1.11)	.38
Distributions:
Dividends from net investment income	(.36)	-	(.11)	(.03)	(.11)
Payment by affiliate	-	-	-	-	.00[b]
Net asset value, end of period	11.00	13.22	8.80	9.45	10.59
Total Return (%)[c]	(14.34)	50.23	(5.90)	(10.43)	3.70[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.27	2.16	2.10	2.05	1.98
Ratio of net expenses to average net assets	1.75	1.96	2.00	2.00	1.98
Ratio of net investment income to average net assets	3.04	.96	1.15	.75	.66
Portfolio Turnover Rate	65.96	69.00	56.88	107.25	72.11
Net Assets, end of period ($ x 1,000)	30,344	40,040	30,636	39,201	52,269

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Payment by affiliate had no impact on total return for 2018 by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

	Year Ended May 31,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.87	8.64	9.25	10.40	10.11
Investment Operations:
Net investment income[a]	.28	.03	.06	.01	(.01)
Net realized and unrealized gain (loss) on investments	(2.18)	4.20	(.67)	(1.16)	.30
Total from Investment Operations	(1.90)	4.23	(.61)	(1.15)	.29
Distributions:
Dividends from net investment income	(.22)	-	-	-	-
Payment by affiliate	-	-	-	-	.00[b]
Net asset value, end of period	10.75	12.87	8.64	9.25	10.40
Total Return (%)[c]	(15.01)	48.96	(6.60)	(11.06)	2.87[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.12	3.01	2.95	2.82	2.73
Ratio of net expenses to average net assets	2.50	2.71	2.75	2.75	2.73
Ratio of net investment income (loss) to average net assets	2.39	.26	.61	.08	(.08)
Portfolio Turnover Rate	65.96	69.00	56.88	107.25	72.11
Net Assets, end of period ($ x 1,000)	495	972	1,322	2,735	4,681

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Payment by affiliate had no impact on total return for 2018 by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.59	9.04	9.71	10.89	10.60
Investment Operations:
Net investment income[a]	.42	.14	.14	.10	.10
Net realized and unrealized gain (loss) on investments	(2.30)	4.43	(.67)	(1.21)	.32
Total from Investment Operations	(1.88)	4.57	(.53)	(1.11)	.42
Distributions:
Dividends from net investment income	(.40)	(.02)	(.14)	(.07)	(.13)
Payment by affiliate	-	-	-	-	.00[b]
Net asset value, end of period	11.31	13.59	9.04	9.71	10.89
Total Return (%)	(14.16)	50.55	(5.62)	(10.28)	3.92[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.85	1.83	1.76	1.72
Ratio of net expenses to average net assets	1.50	1.71	1.75	1.75	1.72
Ratio of net investment income to average net assets	3.29	1.21	1.41	1.01	.91
Portfolio Turnover Rate	65.96	69.00	56.88	107.25	72.11
Net Assets, end of period ($ x 1,000)	14,664	19,680	14,987	19,643	27,907

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Payment by affiliate had no impact on total return for 2018 by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

	Year Ended May 31,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.23	8.81	9.46	10.62	10.34
Investment Operations:
Net investment income[a]	.40	.15	.15	.11	.12
Net realized and unrealized gain (loss) on investments	(2.22)	4.30	(.65)	(1.18)	.30
Total from Investment Operations	(1.82)	4.45	(.50)	(1.07)	.42
Distributions:
Dividends from net investment income	(.40)	(.03)	(.15)	(.09)	(.14)
Payment by affiliate	-	-	-	-	.00[b]
Net asset value, end of period	11.01	13.23	8.81	9.46	10.62
Total Return (%)	(14.09)	50.53	(5.57)	(10.09)	4.03[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.77	1.71	1.67	1.61	1.58
Ratio of net expenses to average net assets	1.50	1.69	1.67	1.61	1.57
Ratio of net investment income to average net assets	3.28	1.30	1.48	1.08	1.07
Portfolio Turnover Rate	65.96	69.00	56.88	107.25	72.11
Net Assets, end of period ($ x 1,000)	21,397	33,748	26,115	39,470	45,810

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Payment by affiliate had no impact on total return for 2018 by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Emerging Markets Securities Fund (the “fund”) is the sole series of BNY Mellon International Securities Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of May 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	7,588,876	57,638,168	††	0	65,227,044
Exchange-Traded Funds	1,124,886	-		-	1,124,886
Investment Companies	189,414	-		-	189,414

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Foreign Common Stock($)
Balance as of 5/31/2021	0
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(822,802)
Purchases/ issuances	-
Sales/ dispositions	-
Transfers into Level 3†	822,802
Transfers out of Level 3	-
Balance as of 5/31/2022††	0
The amount of net gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 5/31/2022	(822,802)

† Transfers into Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period were due to the lack of observable inputs.

†† Securities deemed as Level 3 have been determined to be worthless causing a lack of significant unobservable inputs by managements assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign

NOTES TO FINANCIAL STATEMENTS (continued)

exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of May 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2022, BNY Mellon earned $1 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At May 31, 2022, BNY Mellon Diversified International Fund, an affiliate of the fund, held 1,924,514 Class Y shares representing approximately 31.67% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions

NOTES TO FINANCIAL STATEMENTS (continued)

will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,909,211, accumulated capital losses $295,819,260 and unrealized appreciation $9,976,013.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2022. The fund has $31,178,538 of short-term capital losses and $264,640,722 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2022 and May 31, 2021 were as follows: ordinary income $2,400,081 and $90,250, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2022 was approximately $42,192 with a related weighted average annualized interest rate of 1.03%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed from June 1, 2021 until September 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.50% of the value of the fund’s average daily net assets. On or after September 30, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses,

NOTES TO FINANCIAL STATEMENTS (continued)

pursuant to the undertaking, amounted to $331,666 during the period ended May 31, 2022.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .60% of the value of the fund’s average daily net assets.

During the period ended May 31, 2022, the Distributor retained $37 from commissions earned on sales of the fund’s Class A shares and $3 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2022, Class C shares were charged $4,838 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2022, Class A and Class C shares were charged $87,655 and $1,613, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2022, the fund was charged $28,494 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2022, the fund was charged $125,618 pursuant to the custody agreement.

During the period ended May 31, 2022, the fund was charged $18,393 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $69,169, Distribution Plan fees of $304, Shareholder Services Plan fees of $6,314, Custodian fees of $40,000, Chief Compliance Officer fees of $4,162 and Transfer Agent fees of $5,163, which are offset against an expense reimbursement currently in effect in the amount of $34,794.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended May 31, 2022, amounted to $52,531,184 and $64,422,102, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement,

NOTES TO FINANCIAL STATEMENTS (continued)

the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At May 31, 2022, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2022:

Average Market Value ($)
Forward contracts	101,619

At May 31, 2022, the cost of investments for federal income tax purposes was $56,567,408; accordingly, accumulated net unrealized appreciation on investments was $9,973,936, consisting of $16,136,361 gross unrealized appreciation and $6,162,425 gross unrealized depreciation.

NOTE 5—Plan of Liquidation:

On May 18, 2022, the Board approved a Plan of Liquidation (the “Plan”). The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”). The final net asset value of the fund will be calculated on July 22, 2022 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of fund management, the fund’s portfolio securities which were eligible to be sold have been sold and the fund ceased to pursue its investment objective and policies. The liquidation of the fund may result in one or more taxable events for shareholders subject to federal income tax. Accordingly, on June 22, 2022, the fund was closed to any investments for new accounts.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Emerging Markets Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Emerging Markets Securities Fund (the “Fund”) (the sole fund constituting BNY Mellon International Securities Funds, Inc.), including the statement of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon International Securities Funds, Inc.) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended May 31, 2022:

- the total amount of taxes paid to foreign countries was $422,655.

- the total amount of income sourced from foreign countries was $4,459,302.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2022 calendar year with Form 1099-DIV which will be mailed in early 2023. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,405,589 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of emerging markets funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional emerging markets funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional emerging markets funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group medians for all periods, except the five-year period when total return performance was below the Performance Group median, and was below the Performance Universe medians for all periods, except the one-year period when total return performance was above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

borrowings and extraordinary expenses) exceed 1.50% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees [(1) paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Peggy C. Davis (79)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 34

———————

Gina D. France (63)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 24

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Emerging Markets Securities Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DRFMX Class C: DCPEX Class I: DRPEX Class Y: DYPEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0327AR0522

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,500 in 2021 and $48,450 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $11,937 in 2021 and $12,041 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,147 in 2021 and $5,222 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $6,737 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $331 in 2021 and $339 in 2022.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,686,546 in 2021 and $2,224,030 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

       Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon International Securities Fund, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: July 21, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: July 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)